Horizon Active Income Fund (the “Fund”)

Supplement dated September 25, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, dated July 10, 2026 and Summary Prospectus, dated March 29, 2026, effective immediately:

The disclosure under the Summary Section titled “Portfolio Manager” on page 21 of the Prospectus and page 8 of the Summary Prospectus is hereby replaced with the following:

Portfolio Managers. David Young (Managing Director, Fixed Income Division), Cyrille Conseil (Head of Fixed Income Portfolio Management), and Cameron Baxter (Portfolio Manager, Fixed Income) share responsibility for the day-to-day management of the Income Fund as co-portfolio managers. Messrs. Young, Conseil, and Baxter have served as portfolio managers of the Income Fund since 2026.

The disclosure under the Section titled “Portfolio Manager” on page 83 of the Prospectus is hereby replaced with the following:

Scott Ladner – Chief Investment Officer (Active Asset Allocation Fund, Active Risk Assist Fund, Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, and Multi-Factor Small/Mid Cap Fund)

Mr. Ladner serves as Chief Investment Officer and is the Chair of the Investment Committee for Horizon. In these capacities, he oversees all aspects of the Investment Management division for the firm. He also provides the Investment Management division with Macro analysis and interpretation of global derivatives, credit, foreign exchange, equity, and funding markets. His previous roles at Horizon included Head of Risk and Director of Quantitative & Alternative Strategies. Prior to joining Horizon, Mr. Ladner was a founder of Charlotte Global Advisors and Principal Guard, LLC. Mr. Ladner helped to launch an equity index volatility and dispersion trading unit at PEΔK6 Investments in Chicago, a proprietary listed option and volatility trading firm. Previously at First Union/Wachovia, Mr. Ladner founded and ran the equity swap and forwards portfolio while also managing equity option and volatility portfolios. He also co-founded and managed the Risk Arbitrage and Special Situations portfolio. Mr. Ladner then managed the swaption and cap/floor portion of the bank’s interest rate derivatives portfolio. Mr. Ladner received his BA in Economics and Russian Language & Literature from the University of North Carolina at Chapel Hill.

Mike Dickson, Ph.D. – Head of Research and Quantitative Strategies (Active Asset Allocation Fund, Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Defensive Core Fund, Tactical Income Fund, and Multi-Factor Small/Mid Cap Fund)

Dr. Dickson serves as the Head of Research and Quantitative Strategies. He leads Horizon’s systematic strategy and process design for all investment strategies managed by the firm. He also oversees the team’s research efforts focused on quantitative methods to support Horizon’s investment process, risk management, and new product development. Additionally, Dr. Dickson serves as a Portfolio Manager for the firm’s mutual fund trust, sub-advisory relationships and model portfolios. He joined Horizon in 2015 and previous roles include Head of Portfolio Management and Director of Structured Financial Solutions. Dr. Dickson specializes in the areas of systematic index design, portfolio construction, and risk mitigation. Both during and after his Ph.D. studies, he taught undergraduate and graduate school coursework in finance and portfolio management at University of North Carolina at Charlotte. Prior to earning his Ph.D., he worked in financial analysis support roles at Premier, Inc. and Global Compliance. Dr. Dickson received his BS in Chemistry from Winthrop University and an MS in Economics and Ph.D. in Finance from UNC Charlotte.

Zachary F. Hill, CFA – Head of Portfolio Management (Active Asset Allocation Fund, Active Risk Assist Fund, Equity Premium Income Fund, Defined Risk Fund, Multi-Factor U.S. Equity Fund, Tactical Income Fund, and Multi-Factor Small/Mid Cap Fund)

Mr. Hill serves as the Head of Portfolio Management at Horizon Investments. He oversees the implementation and communication for all investment strategies managed by Horizon across the firm’s mutual funds and model portfolios. Prior to this role, Mr. Hill served as the Global Macro Strategist where he focused on providing investment insights on asset allocation decisions from a global macro and derivatives perspective. Prior to joining Horizon, Mr. Hill held senior roles with Cold Spring Asset Management in New York and in the Foreign Exchange division of Wachovia/Wells Fargo. Mr. Hill received a BA in Economics and a BA in Physics from the University of Virginia. He is also a CFAR Charterholder.

Clark Allen, CFA – Head of ETFs (Defensive Core Fund)

Mr. Allen serves as the Head of ETFs at Horizon Investments. In this role, Mr. Allen oversees the development, management, and strategy of exchange-traded funds, driving growth and innovation while aligning the product offerings with Horizon’s investment objectives and client needs. Additionally, Mr. Allen works on research and product development focusing on the development and implementation of systematic strategies across the investment strategies managed by Horizon. Prior to joining Horizon Investments, Mr. Allen managed the investments at a multi-billion-dollar single-family office. Mr. Allen has also worked on the portfolio management team at a large insurance company as well as at a consulting firm doing merger and valuation work. Mr. Allen holds a Masters of Accountancy and BS in Accounting from Georgia Southern University. He is also a CFAR Charterholder, CPA and a CAIAR Charterholder.

James A. Abate – Managing Director, Fundamental Equities (Select Equity Fund and Global Infrastructure Fund)

Mr. Abate serves as Managing Director, Fundamental Equities for Horizon. Prior to the Reorganization, he served as the Chief Investment Officer and Managing Director of Center Asset Management, LLC, the investment adviser to the Select Equity Predecessor Fund and the Global Infrastructure Predecessor Fund (together, the “Predecessor Funds”). Prior to founding Centre Asset Management, Mr. Abate was Investment Director, North America, for GAM Investments. Prior to GAM, Mr. Abate served as Managing Director & Fund Manager/Head of U.S. Active Equity at Credit Suisse Asset Management responsible for its U.S. Select Equity Strategy and stable of Global Sector Funds. Mr. Abate has achieved Standard & Poor’s Funds Research AAA rating, received numerous “Category King” mentions in The Wall Street Journal, is the recipient of the Refinitiv Lipper Fund Award for Best US Equity Fund, as well as multiyear Investment Week award nominations. Prior to transitioning to asset management, he was a Manager in Price Waterhouse’s Valuation/Corporate Finance Group, and served as a commissioned officer in the U.S. Army and Reserves, achieving the rank of Captain. Mr. Abate holds a B.S. in accounting from Fairleigh Dickinson University, an MBA in finance from St. John’s University, and is a visiting Adjunct Professor in the graduate and honors academic programs at the Zicklin School of Business, Baruch College. He is a contributing author to several John Wiley published books, Applied Equity Valuation, Focus on Value, Short Selling and The Theory and Practice of Investment Management; has written articles that have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal and Mergers & Acquisitions, among other publications; and his writings with Professor J. Grant, Ph.D., on the economic value added approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the editorial advisory board of The Journal of Portfolio Management.

Cyrille Conseil, CFA – Head of Fixed Income Portfolio Management (Active Income Fund)

Mr. Conseil serves as a Portfolio Manager for the Active Income Fund. Prior to joining the Adviser, Mr. Conseil served as a portfolio manager and senior member of the investment committee at Anfield beginning in 2012, and he served as a portfolio manager for the Predecessor Fund from the Predecessor Fund’s inception. Before that, Mr. Conseil was an Executive Vice President, Portfolio Manager, and Head of the global leveraged loan desk at PIMCO from May 2005 until 2012. Mr. Conseil has over 20 years of investment management experience and holds the Chartered Financial Analyst (CFA) designation.

David Young, CFA – Managing Director, Fixed Income Division (Active Income Fund)

Mr. Young serves as a Portfolio Manager for the Active Income Fund. Prior to joining the Adviser, Mr. Young served in senior leadership roles at Anfield, including as Chief Executive Officer beginning in 2009 and as Chief Investment Officer from 2009 through 2012, and he served as a portfolio manager for the Predecessor Fund from the Predecessor Fund’s inception. Mr. Young has more than 25 years of investment management experience and retired at the end of 2008 from his position as Executive Vice President and Account Manager at PIMCO, where he contributed to the firm’s global macroeconomic view and investment strategy and helped build the business in the United Kingdom, Europe, and the Middle East. Mr. Young holds the Chartered Financial Analyst (CFA) designation.

Cameron Baxter, CFA – Portfolio Manager, Fixed Income (Active Income Fund)

Mr. Baxter serves as a Portfolio Manager for the Active Income Fund. Prior to joining the Adviser, Mr. Baxter served as a portfolio manager and trader at Anfield beginning in December 2017, and he served as a portfolio manager for the Predecessor Fund from the Predecessor Fund’s inception. Prior to his investment roles, Mr. Baxter worked in business development and operations analysis at a material handling supply company. Mr. Baxter maintains a Series 65 registration and holds the Chartered Financial Analyst (CFA) designation.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

This supplement makes the following amendments to disclosures in the Fund’s SAI dated July 10, 2026, as supplemented, effective immediately:

The table in subsection titled “Other Accounts” under the heading Portfolio Managers on page 63 of the SAI is hereby supplemented with the following information, which is as of August 31, 2026:

Number of Other Accounts Managed and Assets by Account Type
Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Active Income Fund
Cyrille Conseil	# of accounts: 2 $451 million	# of accounts: 0 $0	# of accounts: 1 $18 million
David Young	# of accounts: 3 $703 million	# of accounts: 0 $0	# of accounts: 987 $434 million
Cameron Baxter	# of accounts: 2 $451 million	# of accounts: 0 $0	# of accounts: 1 $18 million

The table in the subsection titled “Ownership of Fund Shares” under the heading Portfolio Managers on page 64-65 of the SAI is hereby supplemented with the following:

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of August 31, 2026
Active Income Fund
Cyrille Conseil	A
David Young	A
Cameron Baxter	A

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Please retain this supplement for your reference.